EXHIBIT 10.21

                                PLEDGE AGREEMENT


          PLEDGE AGREEMENT, dated as of ______ by and between ____________ (the "Maker") and Barringer Technologies Inc. (the "Company").

                              W I T N E S S E T H:

          WHEREAS, the Maker has purchased from the Company ____________ shares (the "Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock"); and

          WHEREAS, in connection with such purchase the Company has loaned to the Maker the sum of $___________; such loan being evidenced by a non-recourse secured promissory note (the "Note") in the principal amount of $__________ made by the Maker in favor of the Company; and

          WHEREAS, the loan to the Maker is to be secured by a pledge by the Maker to the Company of the Shares and the other Collateral referenced herein; and

          WHEREAS, the parties hereto desire to set forth the terms of and to evidence the Maker's grant to the Company of a security interest in the Collateral.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Maker hereby agrees with the Company as follows:

          Section 1. Definitions. The following terms, when used in this Agreement, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Default" means the failure to make any payment of principal of or interest on, or any other amounts due under, the Note when due, whether at maturity, upon acceleration or otherwise.

          "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions on or with respect to the Shares, whether similar or dissimilar to the foregoing, but shall not include Dividends.

          "Dividends" means regular dividends declared with respect to the Shares.

          "Liabilities" means the Note, and all amounts becoming due thereunder, and all other payment obligations of the Maker hereunder or thereunder or any instrument executed pursuant hereto or thereto.

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          Section 2. Grant of Security Interest.  As security for payment of all
Liabilities, the Maker hereby pledges, assigns and transfers to the Company, and grants to the Company a continuing security interest in and to, the Shares, together with all Dividends and Distributions, interest and other payments and rights with respect thereto, together with all proceeds thereof (collectively, the "Collateral"). The Maker further pledges, assigns and transfers to the Company, and grants to the Company a continuing security interest in and to, and agrees to duly endorse to the order of the Company, any additional Collateral, together will all proceeds thereof, delivered by the Maker to the Company for the purposes of pledge under this Agreement. Any Collateral delivered by the Maker to the Company may be endorsed by the Company, in its own name or in the name of the Maker, on behalf of the Maker to the order of the Company.

          Section 3. Stock Powers, Endorsements, Etc. The Maker shall, from time to time, upon request of the Company, promptly execute such endorsements and deliver to the Company such stock powers and similar documents, satisfactory in form and substance to the Company, with respect to the Collateral as the Company may reasonably request and shall, from time to time, upon request of the Company, promptly transfer any securities which are part of the Collateral into the name of any nominee designated by the Company on the books of the corporation or other entity issuing such securities; provided, however, that the Company shall not be entitled to effect or demand a transfer of the Collateral into the name of the Company or the Company's nominee without the consent of the Maker unless and until a Default shall have occurred.

          Section 4. Certain Other Agreements Regarding Collateral. The Maker shall deliver (properly endorsed where necessary) to the Company:

          (a) after a Default shall have occurred and be continuing, promptly upon receipt thereof by the Maker and without any request therefor by the Company, all Dividends and Distributions, and other proceeds of the Collateral, all of which shall be held by the Company as additional Collateral; and

          (b) at any time after a Default shall have occurred and be continuing, promptly upon request of the Company, such consents or proxies and other documents as may be necessary to allow the Company to exercise any voting power or other right with respect to any securities included in the Collateral; provided, however, that unless a Default shall have occurred and be continuing, the Maker shall be entitled:

               (i) to exercise, as the Maker shall deem appropriate, all voting or other powers with respect to securities pledged hereunder (including but not limited to the Shares); and

               (ii) to receive and retain for the Maker's own account any and all Dividends paid in cash.

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          Section  5.  Actions  Upon  Default.  Whenever  a Default  shall  have occurred and be continuing, the Company may exercise from time to time any and all rights and remedies available to it under applicable law, including but not limited to all rights of a secured party available to it under the Uniform Commercial Code. Without limiting the above, the Company may from time to time, whether before or after any of the Liabilities shall become due and payable, but only if a Default shall have occurred, without notice to the Maker, take any or all of the following actions:

          (a) transfer all or any part of the Collateral into the name of the Company or its nominee; and

          (b) execute (in the name, place and stead of the Maker) any or all endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

          The Maker understands that compliance with the Federal securities laws, applicable blue sky or other state securities laws or similar laws analogous in purpose or effect may strictly limit the course of conduct of the Company if the Company were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Accordingly, the Maker agrees that IF ANY COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE COMPANY MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY AND ALL APPLICABLE STATE SECURITIES LAWS; AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE. The Company shall have the right to bid upon or purchase the Shares, or any other part of the Collateral, or all of the foregoing, at any such sale, less any and all amounts owing to the Company by the Maker under the Note, this Agreement or otherwise, and that any such purchase is commercially reasonable.

          Section 6. Application of Moneys. Any moneys received by the Company upon payment to it of any Collateral held by it or as proceeds of any of the Collateral may be applied by the Company first to the payment of any expenses incurred by it in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and all other amounts payable to the Company by the Maker, and any balance of such moneys so received by the Company may be applied to all Liabilities of the Maker (including, without limitation, the principal amount of the Note outstanding whether or not such principal amount is at that time due and payable) in such order of application as the Company in its sole discretion may determine. Any amounts remaining after payment of the Liabilities may be applied by the Company to the payment of any and all other amounts owing, whether or not then due, to the Company from the Maker and any remaining balance thereafter shall be paid to the Maker.

          Section 7. Release of Collateral. Upon the indefeasible payment in full of the Liabilities, the Company shall, upon the request of the Maker, promptly reassign and redeliver to the Maker the Collateral which has not been sold, disposed of, retained or applied by the Company in accordance with the terms hereof, together with such endorsements, stock powers and similar documents as the Maker may reasonably request. Such reassignment and redelivery shall be without warranty by or recourse to the Company, except as to the absence of any prior assignments by the Company of its interest in the Collateral. In the event that the Maker proposes to sell, transfer or otherwise dispose of all or a portion of the Shares, upon the request of the Maker, the Company shall release from its security interest the Shares to be sold by the Maker and, at the sole expense of the Maker, shall deliver such Shares as directed by the Maker, free and clear of any security interest hereunder, subject to repayment of a portion of the Obligations as provided in the Note.

          Section 8. Non-Recourse Nature of Liabilities. The Company's sole recourse for the payment of the Liabilities shall be limited to the Collateral securing the Note. THE COMPANY SHALL NOT HAVE THE RIGHT TO ENFORCE THE LIABILITIES AGAINST THE MAKER, HIS HEIRS, ASSIGNS AND LEGAL REPRESENTATIVES OR ANY OF THE OTHER ASSETS OR PROPERTY OF ANY OF THE FOREGOING.

          Section 9. Miscellaneous.

          (a) To the fullest extent permitted by applicable law, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Company in respect of the Liabilities is rescinded or must otherwise be restored or returned by the Company upon the insolvency or bankruptcy of the Maker or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Maker or any substantial part of his assets, or otherwise, all as though such payments had not been made.

          (b) No remedy herein conferred is intended to be exclusive of any other remedy herein conferred or otherwise available to the Company, but every such remedy shall be cumulative and in addition to every other remedy herein conferred, or conferred on the Company by any other agreement or instrument or now or hereafter existing at law, in equity or by statute.

          (c)  Any   provision  of  this   Agreement   which  is  prohibited  or
unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (d) Except as otherwise expressly provided herein, no term or provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties.

          (e) THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY WITHOUT

GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF. THE MAKER HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW JERSEY HAVING SUBJECT MATTER JURISDICTION IN CONNECTION WITH ANY AND ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH THIS Agreement, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. FURTHER, THE MAKER HEREBY CONSENTS AND AGREES THAT SERVICE OF PROCESS BY THE COMPANY, OR ANY PARTY ACTING ON BEHALF OF THE COMPANY, SHALL BE DEEMED VALIDLY AND PROPERLY EFFECTED AGAINST THE MAKER UPON THE MAILING OF A COPY OF SUCH PROCESS BY CERTIFIED MAIL, POSTAGE PREPAID, TO THE MAKER AT HIS ADDRESS AS IT APPEARS IN THE PERSONNEL RECORDS OF THE COMPANY.

          (f) No course of dealing and no delay on the part of any party hereto in exercising any right, power, or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies hereunder or in connection herewith. No single or partial exercise of any power or remedy conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          (g) This  Agreement  shall inure to the benefit of and be binding upon
the  parties  hereto  and  their  respective   successors,   assigns  and  legal
representatives.

          (h) This Agreement constitutes the entire agreement among the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied agreements and understandings among the parties with respect to such matters.

          (i) All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given which so delivered personally, or by facsimile, or if mailed, five days after the date of mailing, (i) if to the Maker at his address as it appears in the records of the Company, and (ii) if to the Company at the address set forth below:

                              30 Technology Drive
                              Warren, New Jersey 07059,
                              Telephone:        (908) 222-9100
                              Facsimile:        (908) 222-1556
                              Attention:        Secretary

or at such other addresses as shall be furnished in writing to the other party hereto.

          (j) The headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation

          (k) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.




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

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

Witness:



_____________________________                        ___________________________
Name:                                                         Name:


                                                 BARRINGER TECHNOLOGIES INC.



                                                 By:  _________________________
                                                      Name:
                                                      Title: